UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 8, 2016

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 8, 2016, Premier, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the three and six months ended December 31, 2015. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by this reference.

As discussed in the press release, the Company held a conference call and webcast on February 8, 2016. Supplemental slides referenced during the conference call and webcast were available on the Company’s website for viewing by call participants. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

As noted above, the Company held a conference call and webcast on February 8, 2016, to discuss the Company’s operating results for the three and six months ended December 31, 2015. A copy of the press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call, is attached as Exhibit 99.1 to this Current Report on From 8-K. A transcript of the call together with supplemental slides referenced during the conference call are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

* * * *

The information discussed under Item 2.02 and Item 7.01 above, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of Premier, Inc., dated February 8, 2016.

99.2	Transcript of conference call of Premier, Inc., dated February 8, 2016.

99.3	Supplemental slides provided in connection with the second quarter 2016 earnings call of Premier, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name:	Susan D. DeVore
Title:	Chief Executive Officer and President

Date: February 11, 2016